UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2022

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yum China Building
7100 Corporate Drive	20 Tian Yao Qiao Road
Plano, Texas 75024	Shanghai 200030
United States of America	People’s Republic of China

(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	YUMC	New York Stock Exchange
	9987	The Stock Exchange of Hong Kong Limited

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Yum China Holdings, Inc. (the “Company”) held its 2022 annual meeting of stockholders on Friday, May 27, 2022, at 8:00 a.m. Beijing/Hong Kong time (Thursday, May 26, 2022, at 8:00 p.m. U.S. Eastern time) via the internet at www.virtualshareholdermeeting.com/YUMC2022 (the “Annual Meeting”). A total of 364,481,733 shares, or 86.02% of the Company’s outstanding common stock, were present virtually or represented by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the Company’s stockholders: (i) elected the 10 director nominees listed below to serve until the 2023 annual meeting of the Company’s stockholders; (ii) ratified the appointment of KPMG Huazhen LLP as the Company’s independent auditor for 2022; and (iii) approved, on an advisory basis, the Company’s named executive officer compensation.

Set forth below are the voting results for each of the proposals presented at the Annual Meeting:

Proposal 1:	The election of 10 director nominees to serve until the 2023 annual meeting of the Company’s stockholders:

Director Name	For	Against	Abstain	Broker Non-Votes
Fred Hu	318,338,897	4,873,980	384,080	40,884,776
Joey Wat	322,103,048	1,113,040	380,869	40,884,776
Peter A. Bassi	320,207,516	3,004,552	384,889	40,884,776
Edouard Ettedgui	320,036,146	3,168,871	391,940	40,884,776
Cyril Han	321,847,526	1,364,018	385,413	40,884,776
Louis T. Hsieh	306,660,590	16,548,787	387,580	40,884,776
Ruby Lu	315,696,118	7,537,606	363,233	40,884,776
Zili Shao	321,229,855	1,979,318	387,784	40,884,776
William Wang	321,423,012	1,779,922	394,023	40,884,776
Min (Jenny) Zhang	320,627,616	2,609,005	360,336	40,884,776

Proposal 2:	The ratification of the appointment of KPMG Huazhen LLP as the Company’s independent auditor for 2022:

For	Against	Abstain	Broker Non-Votes
362,835,169	1,202,230	444,334	0

Proposal 3:	An advisory vote to approve the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
285,947,228	36,272,523	1,377,206	40,884,776

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

	By:	/s/ Joseph Chan
Name: Joseph Chan
Title: Chief Legal Officer
Date: June 1, 2022